EXHIBIT 10.5




                            NICOLET BANKSHARES, INC.
                            2002 STOCK INCENTIVE PLAN

                         TABLE OF CONTENTS


                                                                PAGE
                                                                ----

SECTION 1  DEFINITIONS . . . . . . . . . . . . . . . . . . . .   1
   1.1   Definitions . . . . . . . . . . . . . . . . . . . . .   1
SECTION 2  THE STOCK INCENTIVE PLAN. . . . . . . . . . . . . .   4
   2.1   Purpose of the Plan . . . . . . . . . . . . . . . . .   4
   2.2   Stock Subject to the Plan . . . . . . . . . . . . . .   4
   2.3   Administration of the Plan. . . . . . . . . . . . . .   4
   2.4   Eligibility and Limits. . . . . . . . . . . . . . . .   5
SECTION 3  TERMS OF STOCK INCENTIVES . . . . . . . . . . . . .   6
   3.1   General Terms and Conditions. . . . . . . . . . . . .   6
   3.2   Terms and Conditions of Options.. . . . . . . . . . .   7
      (a)   Option Price . . . . . . . . . . . . . . . . . . .   7
      (b)   Option Term. . . . . . . . . . . . . . . . . . . .   7
      (c)   Payment. . . . . . . . . . . . . . . . . . . . . .   7
      (d)   Conditions to the Exercise of an Option. . . . . .   8
      (e)   Termination of Incentive Stock Option. . . . . . .   8
      (f)   Special Provisions for Certain Substitute Options.   8
   3.3   Treatment of Awards Upon Termination of Service . . .   8
SECTION 4  RESTRICTIONS ON STOCK . . . . . . . . . . . . . . .   9
   4.1   Escrow of Shares. . . . . . . . . . . . . . . . . . .   9
   4.2   Restrictions on Transfer. . . . . . . . . . . . . . .   9
SECTION 5  GENERAL PROVISIONS. . . . . . . . . . . . . . . . .   9
   5.1   Withholding.. . . . . . . . . . . . . . . . . . . . .   9
   5.2   Changes in Capitalization; Merger; Liquidation. . . .  10
   5.3   Cash Awards . . . . . . . . . . . . . . . . . . . . .  11
   5.4   Compliance with Code. . . . . . . . . . . . . . . . .  11
   5.5   Right to Terminate Service. . . . . . . . . . . . . .  11
   5.6   Restrictions on Delivery and Sale of Shares; Legends.  11
   5.7   Non-Alienation of Benefits. . . . . . . . . . . . . .  11
   5.8   Termination and Amendment of the Plan.. . . . . . . .  12
   5.9   Stockholder Approval. . . . . . . . . . . . . . . . .  12
   5.10  Choice of Law.. . . . . . . . . . . . . . . . . . . .  12
   5.11  Effective Date of the Plan. . . . . . . . . . . . . .  12

                            NICOLET BANKSHARES, INC.
                            2002 STOCK INCENTIVE PLAN


                             SECTION 1  DEFINITIONS

     1.1     Definitions.  Whenever  used herein, the masculine pronoun shall be
             -----------
deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a)     "Affiliate"  means
                   ---------

               (1)     any  Subsidiary  or  Parent;

               (2) an entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with the Company, as determined by the Company; or

               (3) any entity in which the Company has such a significant interest that the Company determines it should be deemed an "Affiliate," as determined in the sole discretion of the Company.

          (b)     "Bank"  means  Nicolet  National  Bank.
                   ----

          (c)     "Board  of  Directors" means the board of directors of the
                   --------------------
Company.

          (d)     "Cause"  has  the  same  meaning as provided in the employment
                   -----
agreement between the Participant and the Company or Affiliate(s) on the date of Termination of Service, or if no such definition or employment agreement exists, "Cause" means conduct amounting to (1) fraud or dishonesty against the Company or Affiliate(s); (2) Participant's willful misconduct, repeated refusal to follow the reasonable directions of the person or entity to whom the Participant directly reports or knowing violation of law in the course of performance of the duties of Participant's service with the Company or Affiliate(s); (3) repeated absences from work without a reasonable excuse; (4) repeated intoxication with alcohol or drugs while on the Company's or Affiliate(s)' premises during regular business hours; (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty; or (6) a breach or violation of the terms of any agreement to which Participant and the Company or Affiliate(s) are party.

          (e)     "Change  in  Control"  means  any  one of the following events
                   -------------------
which  may  occur  after  the  date  the  Stock  Incentive  is  granted:

               (1) the acquisition by any individual, entity or "group," within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a "Person") of beneficial ownership (within the meaning of Rule 13-d-3 promulgated under the Securities Exchange Act of
1934) of voting securities of the Company or the Bank where such acquisition causes any such Person to own thirty-three and one-third percent (33 1/3%) or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors;

               (2) within any twelve-month period, the persons who were directors of the Company or the Bank immediately before the beginning of such twelve-month period (the "Incumbent Directors") shall cease to constitute at least a majority of the Board of Directors of the Company or the Bank; provided that any director who was not a director as of the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to the Board of Directors of the Company or the Bank by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an Incumbent Director;

               (3) a reorganization, merger or consolidation, with respect to which persons who were the stockholders of the Company or the Bank immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities; or

               (4) the sale, transfer or assignment of all or substantially all of the assets of the Company or the Bank to any third party.

          (f)     "Code"  means  the  Internal Revenue Code of 1986, as amended.
                   ----

          (g)     "Committee"  means  the  committee  appointed  by the Board of
                   ---------
Directors to administer the Plan pursuant to Plan Section 2.3. If the Committee has not been appointed, the Board of Directors in its entirety shall constitute the Committee.

          (h)     "Disability" has the same meaning as provided in the long-term
                   ----------
disability plan or policy maintained or, if applicable, most recently maintained, by the Company or an Affiliate for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

          (i)     "Disposition"  means  any  conveyance,  sale,  transfer,
                   -----------
assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

          (j)     "Fair  Market  Value"  with  regard  to  a  date  means:
                   -------------------

               (1) the price at which Stock shall have been sold on that date or the last trading date prior to that date as reported by the national securities exchange selected by the

Committee on which the shares of Stock are then actively traded or, if applicable, as reported by the NASDAQ Stock Market;

               (2) if such market information is not published on a regular basis, the price of Stock in the over-the-counter market on that date or the last business day prior to that date as reported by the NASDAQ Stock Market or, if not so reported, by a generally accepted reporting service; or

               (3) if Stock is not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal.

     For purposes of Paragraphs (1), (2), or (3) above, the Committee may use the closing price as of the applicable date, the average of the high and low prices as of the applicable date or for a period certain ending on such date, the price determined at the time the transaction is processed, the tender offer price for shares of Stock, or any other method which the Committee determines is reasonably indicative of the fair market value.

          (k)     "Incentive  Stock  Option" means an incentive stock option, as
                   ------------------------
defined  in  Code  Section  422,  described  in  Plan  Section  3.2.

          (l)     "Nonqualified  Stock  Option" means a stock option, other than
                   ---------------------------
an  option  qualifying  as  an Incentive Stock Option, described in Plan Section
3.2.

          (m)     "Option"  means  a  Nonqualified  Stock Option or an Incentive
                   ------
Stock  Option.

          (n)     "Over  10%  Owner"  means  an  individual  who  at the time an
                   ----------------
Incentive Stock Option is granted owns Stock possessing more than ten percent (10%) of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

          (o)     "Parent"  means any corporation (other than the Company) in an
                   ------
unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Incentive Stock Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (p)     "Participant"  means  an  individual  who  receives  a  Stock
                   -----------
Incentive  hereunder.

          (q)     "Plan" means the Nicolet Bankshares, Inc. 2002 Stock Incentive
                   ----
Plan.

          (r)     "Stock"  means  the  Company's $.01 par value per share common
                   -----
stock.

          (s)     "Stock  Incentive  Agreement"  means  an agreement between the
                   ---------------------------
Company and a Participant or other documentation evidencing an award of a Stock Incentive.

          (t)     "Stock  Incentives"  means,  collectively,  Incentive  Stock
                   -----------------
Options  and  Nonqualified  Stock  Options.

          (u)     "Subsidiary" means any corporation (other than the Company) in
                   ----------
an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A "Subsidiary" shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations or rulings thereunder.

          (v)     "Termination of Service"  means the termination of the service
                   ----------------------
relationship, whether employment or otherwise, between a Participant and the Company and any Affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

                       SECTION 2  THE STOCK INCENTIVE PLAN

     2.1     Purpose  of  the  Plan.  The  Plan  is  intended  to  (a)  provide
             ----------------------
incentives to employees and directors of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by employees and directors by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock; and (c) provide a means of obtaining and rewarding key personnel.

     2.2     Stock  Subject  to  the  Plan.  Subject to adjustment in accordance
             -----------------------------
with Section 5.2, 125,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance upon exercise or payment pursuant to Stock
Incentives. At such time as the Company is subject to Section 16 of the Exchange Act, at no time shall the Company have outstanding Stock Incentives subject to Section 16 of the Exchange Act and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

     2.3     Administration  of the Plan.  The Plan shall be administered by the
             ---------------------------
Committee. The Committee shall consist of at least two members of the Board of Directors. During those periods that the Company is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, the Board of Directors shall consider whether each Committee member should qualify as an "outside director" as defined in Treasury Regulations Section 1.162-27(e) as promulgated by the Internal Revenue Service and a "non-employee director" as defined in Rule 16b(3)(b)(3) as promulgated under the Exchange Act. The Committee shall have full authority in its discretion to determine the employees and directors of the Company or its Affiliates to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants. Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

     The Committee shall select one of its members as chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     2.4     Eligibility  and  Limits.  Stock  Incentives may be granted only to
             ------------------------
employees and directors of the Company or any Affiliate; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Nonqualified Stock Option(s). During such periods as required by Code Section 162(m) of the Code and the regulations thereunder for compensation to be treated as qualified performance based compensation, the maximum number of shares of Stock with respect to which Options may be granted during any calendar year to an employee may not exceed 75,000, subject to adjustment in accordance with Section 5.2. If, after grant, the exercise price of an Option is reduced, the transaction shall be treated as the cancellation of the Option and the grant of a new Option. If an Option is deemed to be cancelled as described in the preceding sentence, the Option that is deemed to be cancelled and the Option that is deemed to be granted shall both be counted against the Maximum Plan Shares and the maximum number of shares for which Options may be granted to an employee during any calendar year.

                      SECTION 3  TERMS OF STOCK INCENTIVES

     3.1     General  Terms  and  Conditions.
             -------------------------------

          (a) The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2, as to the total number of shares available for grants under the Plan. If a Stock Incentive Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Incentive Agreement.

          (b) Each Stock Incentive shall be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Incentive Agreement shall be subject to the terms of the Plan and any provision in a Stock Incentive Agreement that is inconsistent with the Plan shall be null and void.

          (c) The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms of, and satisfaction of any conditions applicable to, the grant of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

          (d) The Committee may provide in any Stock Incentive Agreement (or subsequent to the award of a Stock Incentive but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Stock Incentive shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed three (3) months (the "Change in Control Price"). For purposes of this Subsection, any Option shall be cashed out on the basis of the excess, if any, of the Change in Control Price over the Exercise Price to the extent the Option is then exercisable in accordance with the terms of the Option and the Plan.

          (e) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement.

          (f) Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the Participant, by the personal representative of the Participant's estate or if no personal representative has been appointed, by the successor in interest determined under the Participant's will.

     3.2     Terms  and  Conditions  of  Options.  Each Option granted under the
             -----------------------------------
Plan shall be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Nonqualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Nonqualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company's stockholders. All Options shall provide that the primary federal regulator of the Company may require a Participant to exercise an Option in whole or in part if the capital of the Company or the Bank falls below minimum requirements and shall further provide that, if the Participant fails to so exercise any such portion of the Option, that portion of the Option shall be forfeited.

          (a)     Option  Price.   Subject  to  adjustment  in  accordance  with
                  -------------
Section 5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted. With respect to each grant of a Nonqualified Stock Option, the Exercise Price per share shall be no less than the Fair Market Value.

          (b)     Option  Term.  The  term of an Option shall be as specified in
                  ------------
the applicable Stock Incentive Agreement; provided, however that any Option granted to a Participant shall not be exercisable after the expiration of ten
(10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

          (c)     Payment.  Payment  for  all shares of Stock purchased pursuant
                  -------
to  the  exercise  of an Option shall be made in cash or, if the Stock Incentive
Agreement  provides,  in  a  cashless  exercise  through  a  broker.   In  its
discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

          (d)     Conditions  to the Exercise of an Option.  Each Option granted
                  ----------------------------------------
under the Plan shall be exercisable by the Participant or any other designated person, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Incentive Agreement to the contrary. Notwithstanding the foregoing, no Option granted prior to the third anniversary of the date the Bank opened for business shall contain provisions which allow the Option to become vested and exercisable at a rate faster than in equal, annual one-third increments commencing with the first anniversary of the date the Bank opened for business.

          (e)     Termination of Incentive Stock Option Status.  With respect to
                  --------------------------------------------
an Incentive Stock Option, in the event of the Termination of Service of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate and become unexercisable no later than three
(3) months after the date of termination of employment; provided, however, that in the case of a holder whose termination of employment is due to death or Disability, up to one (1) year may be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

          (f)     Special  Provisions  for  Certain  Substitute  Options.
                  ------------------------------------------------------
Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.3     Treatment  of  Awards  Upon  Termination  of  Service.  Except  as
             -----------------------------------------------------
otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

                        SECTION 4  RESTRICTIONS ON STOCK

     4.1     Escrow  of  Shares.  Any  certificates  representing  the shares of
             ------------------
Stock issued under the Plan shall be issued in the Participant's name, but, if the Stock Incentive Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Incentive Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Incentive Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

     4.2     Restrictions on Transfer.  The Participant shall not have the right
             ------------------------
to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement.

                          SECTION 5  GENERAL PROVISIONS

     5.1     Withholding.  The  Company shall deduct from all cash distributions
             -----------
under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding obligation in cash, by tendering shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise or, if the applicable Stock Incentive Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding obligation arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

          (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          (b) Any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

     5.2     Changes  in  Capitalization;  Merger;  Liquidation.
             --------------------------------------------------

          (a) The number of shares of Stock reserved for the grant of Options, the maximum number of shares of Stock for which Options may be granted to any employee during any calendar year, the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option, and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

          (b) In the event of any merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company's assets, other change in the capital structure of the Company or its Stock (including any Change in Control) or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company's assets, other change in capital structure or tender offer, including, without limitation; the assumption of other awards, the substitution of new awards, the adjustment of outstanding awards (with or without the payment of any consideration), the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Incentive Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company's assets, other change in the capital structure of the Company or its Stock or tender offer for shares of Stock or the termination of outstanding awards in exchange for the cash value, as determined in good faith by the Committee of the vested and/or unvested portion of the award. The Committee's general authority under this Section 5.2 is limited by and subject to all other express provisions of the Plan. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive.

          (c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the

Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     5.3     Cash Awards.  The Committee may, at any time and in its discretion,
             -----------
grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

     5.4     Compliance  with  Code.  All  Incentive Stock Options to be granted
             ----------------------
hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such a manner as to effectuate that intent.

     5.5     Right  to  Terminate  Service.  Nothing in the Plan or in any Stock
             -----------------------------
Incentive Agreement shall confer upon any Participant the right to continue as an employee, director, organizer or officer of the Company or affect the right of the Company to terminate the Participant's services at any time.

     5.6     Restrictions  on  Delivery and Sale of Shares; Legends.  Each Stock
             ------------------------------------------------------
Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     5.7     Non-Alienation  of  Benefits.  Other  than as specifically provided
             ----------------------------
herein, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     5.8     Termination  and  Amendment of the Plan.  The Board of Directors at
             ---------------------------------------
any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of the Participant under such Stock Incentive.

     5.9     Stockholder  Approval.   The  Plan  must  be  submitted  to  the
             ---------------------
stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors.

     5.10     Choice  of  Law.  The  laws of the State of Wisconsin shall govern
              ---------------
the Plan, to the extent not preempted by federal law.

     5.11     Effective Date of the Plan.  The Plan was approved by the Board of
              --------------------------
Directors as of May 21, 2002 and will be effective as of that date.


                                       NICOLET  BANKSHARES,  INC.

                                       By:    /s/  Robert  B.  Atwell
                                          -----------------------------------

                                       Title:  President  and  CEO
                                             --------------------------------
ATTEST:

/s/  Michael  E.  Daniels
-----------------------------
Secretary

     [CORPORATE  SEAL]

                          INCENTIVE STOCK OPTION AWARD
                    PURSUANT TO THE NICOLET BANKSHARES, INC.
                            2002 STOCK INCENTIVE PLAN

     THIS  AWARD  is  made as of the Grant Date by NICOLET BANKSHARES, INC. (the
"Company")  to                    (the  "Optionee").
                -----------------

     Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee an incentive stock option (the "Option"), as described below, to purchase the Option Shares.

     A.   Grant  Date:             ,  2002.
                        -----------

     B.   Type  of  Option:  Incentive  Stock  Option.

     C. Plan under which granted: Nicolet Bankshares, Inc. 2002 Stock Incentive Plan.

     D.   Option  Shares:  All or any part of            shares of the Company's
                                              ----------
          $.01 par value common stock (the "Common Stock"), subject to adjustment as provided in the attached Terms and Conditions.

     E. Exercise Price: $10.00 per share, subject to adjustment as provided in the attached Terms and Conditions. The Exercise Price is, in the judgment of the Committee, not less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date or, in the case of an Over 10% Owner, not less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

     F. Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends, generally, on the earliest of (a) the tenth (10th) anniversary of the Grant Date (unless the Optionee is an Over 10% Owner, in which case the fifth (5th) anniversary of the Grant Date); (b) three (3) months following the date the Optionee ceases to be an employee of the Company (including any Parent or Subsidiary) except as provided under clause (c); or (c) one (1) year following the date the Optionee ceases to be an employee of the Company (including any Parent or Subsidiary) due to death or Disability; provided that the Option may be exercised as to no more than the vested Option Shares, determined pursuant to the Vesting Schedule. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

     G. Vesting Schedule: The Option Shares shall become vested in accordance with Schedule 1 hereto.

     IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.

                                   NICOLET BANKSHARES, INC.

                                   By:
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------

                              TERMS AND CONDITIONS
                                     TO THE
                          INCENTIVE STOCK OPTION AWARD
                    PURSUANT TO THE NICOLET BANKSHARES, INC.
                            2002 STOCK INCENTIVE PLAN


     1.   Exercise  of  Option.  Subject to the provisions provided herein or in
          --------------------
the  Award  made  pursuant  to the Nicolet Bankshares, Inc. 2002 Stock Incentive
Plan:

          (a) the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as
     Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option; and

          (b) payment to the Company of the Exercise Price multiplied by the number of Option Shares being purchased (the "Purchase Price") as provided in Section 2.

          (c) Notwithstanding any other provision of this Agreement, in the event that the capital of the Company or the Bank falls below the minimum requirements determined by the primary federal regulator of the Company (the "Regulator"), the Regulator may direct the Company to require the Optionee to exercise, or otherwise forfeit, the Option in whole or in part. If the Regulator gives such direction, the Company will notify the Optionee within forty-five (45) days from the date the Regulator notifies the Company in writing that the Optionee must exercise, or otherwise forfeit, the Option in whole or in part. If the Optionee does not exercise the Option in accordance with the Company's direction within twenty-one (21) days of the Company's notification to the Optionee, the Committee may provide for the cancellation of the Option.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and any tax withholding liability, if applicable, the Company shall cause to be issued a certificate representing the Option Shares purchased.

     2.  Withholding.  To  the  extent  this  Award is treated as a Nonqualified
         -----------
Stock Option pursuant to Paragraph 18 hereof, the Optionee must satisfy his federal, state, and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation (i) in cash; (ii) by tendering shares of Common Stock which have been owned by the Optionee for at least six (6) months prior to the date of exercise having a Fair Market Value equal to the withholding obligation;
(iii) by electing, irrevocably and in writing (the "Withholding Election"), to have the smallest number of whole shares of Common Stock withheld by the Company which, when multiplied by the Fair Market Value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of withholding tax; or (iv) by any combination of the above. Optionee may make a Withholding Election only if the following conditions are met:

          (a) the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed Notice of Withholding Election in substantially the form attached hereto as
     Exhibit  2;  and

          (b) any Withholding Election will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

     3.   Purchase  Price.  Payment  of the Purchase Price for all Option Shares
          ---------------
purchased pursuant to the exercise of an Option shall be made in cash or certified check or, alternatively, if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

     4.   Rights  as  Shareholder.  Until  the stock certificates reflecting the
          -----------------------
Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

     5.   Restriction  on  Transfer  of  Option and of Option Shares. The Option
          ----------------------------------------------------------
evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his Disability, by his personal representative) and after his death, only by his legatee or the executor of his estate.

     6.   Changes  in  Capitalization.
          ---------------------------

          (a) If the number of shares of Common Stock shall be increased or decreased by reason of a subdivision or combination of shares of Common Stock, the payment of a stock dividend in shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

          (b) If the Company shall be the surviving corporation in any merger consolidation, reorganization, extraordinary dividend, spin-off or other change in the capital structure of the Company, the Optionee shall be entitled to purchase the number and class of securities to which a holder of the number of shares of Common Stock subject to the Option at the time of the transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment, where appropriate, shall be made in the Exercise Price. In the event of a Change in Control or other corporate transaction pursuant to which the Company is not the surviving entity, the Committee may provide for the assumption of the Option by the surviving entity or the substitution of a new option, adjusted in a manner similar to that contemplated by the immediately preceding sentence; however, if the surviving entity does not agree to the assumption or substitution of the Option, the Committee may elect to terminate the Option Period as of the effective date of the Change in Control in consideration of the payment to the Optionee of the sum of the difference between the then aggregate Fair Market Value of the Common Stock and the aggregate Exercise Price for each vested Option Share which has not been exercised as of the effective date of the Change in Control. A dissolution or liquidation of the Company shall cause the Option to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation.

          (c) The existence of the Plan and the Option granted pursuant to this Agreement shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

     7.   Special  Limitation  on  Exercise. No purported exercise of the Option
          ---------------------------------
shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option exercise, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option
Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

     8.   Legend  on  Stock  Certificates.  Certificates  evidencing  the Option
          -------------------------------
Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

     9.   Governing  Laws.  This  Award  and  the  Terms and Conditions shall be
          ---------------
construed, administered and enforced according to the laws of the State of Wisconsin.

     10.  Successors.  This  Award  and  the  Terms  and  Conditions  shall  be
          ----------
binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.

     11.  Notice.  Except  as  otherwise  specified  herein,  all  notices  and
          ------
other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

     12.  Severability.  In  the  event  that  any one or more of the provisions
          ------------
or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

     13.  Entire  Agreement.  Subject  to  the terms and conditions of the Plan,
          ----------------
the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

     14.  Violation.  Any  transfer,  pledge,  sale,  assignment,  or
          ---------
hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

     15.  Headings  and  Capitalized  Terms.  Section  headings  used herein are
          --------------------------------
for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

     16.  Specific  Performance.  In  the  event  of  any  actual  or threatened
          ---------------------
default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

     17.  No  Right  to  Continued  Retention.  Neither the establishment of the
          --------------------------------
Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment with the Company or any affiliate.

     18.  Qualified  Status  of  Option.  In  accordance with Section 2.4 of the
          ---------------------------
Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Option Shares which become exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If the foregoing limitation is exceeded with respect to any portion of the Option Shares, that portion of the Option Shares which cause the limitation to be exceeded shall be treated as a Nonqualified Stock Option.

                                    EXHIBIT 1
                                    ---------


                              NOTICE OF EXERCISE OF
                            STOCK OPTION TO PURCHASE
                                 COMMON STOCK OF
                            NICOLET BANKSHARES, INC.


                                            Name
                                                --------------------------------
                                            Address
                                                   -----------------------------

                                            ------------------------------------
                                            Date
                                                --------------------------------

Nicolet Bankshares, Inc.
Post Office Box 23900
Green Bay, Wisconsin 54305-3900
Attn: President

Re:    Exercise of Incentive Stock Option

Gentlemen:

     Subject to acceptance hereof by Nicolet Bankshares, Inc. (the "Company") and pursuant to the provisions of the Nicolet Bankshares, Inc. 2002 Stock Incentive Plan (the "Plan"), I hereby give notice of my election to exercise
options  granted  to me to purchase                shares of Common Stock of the
                                    --------------
Company  under  the  Incentive  Stock  Option  Award  (the  "Award") dated as of
            .  The  purchase  shall  take  place  as  of            , 200   (the
------------                                              ----------     --
"Exercise  Date").

     On or before the Exercise Date, I will pay the applicable purchase price as follows:


         [ ]   by  delivery of cash or a certified check for $            for
                                                              -----------
               the  full  purchase  price  payable  to  the  order  of  Nicolet
               Bankshares,  Inc.

         [ ]   by delivery of the purchase price by                          ,
                                                    -------------------------
               a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

     The required federal, state and local income tax withholding obligations, if any, on the exercise of the Award shall also be paid on or before the Exercise Date in cash or with previously owned shares of Common Stock, as provided in the Award, or in the manner provided in the


                             Exhibit 1 - Page 1 of 3

Withholding Election previously tendered or to be tendered to the Company no later than the Exercise Date.

     As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

     If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I hereby represent, warrant, covenant, and agree with the Company as follows:

     The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

     I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

     The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

     I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

     I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

     The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

     The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;


                             Exhibit 1 - Page 2 of 3

     I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

     I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

     I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

     The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

     I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Plan.

     Very truly yours,

     -------------------------------------

AGREED TO AND ACCEPTED:

NICOLET BANKSHARES, INC.

By:
   ---------------------------------------

Title:
      ------------------------------------

Number of Shares
Exercised:
          --------------------------------

Number of Shares
Remaining:                                            Date:
          --------------------------------                 ---------------------


                             Exhibit 1 - Page 3 of 3

                                    EXHIBIT 2
                                    ---------

                         NOTICE OF WITHHOLDING ELECTION
                            NICOLET BANKSHARES, INC.


TO:
          ----------------------------------------
FROM:
          ----------------------------------------

RE:       Withholding Election


This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1) My correct name and social security number and my current address are set forth at the end of this document.

(2)  I  am  (check  one,  whichever  is  applicable).

     [ ]  the  original  recipient  of  the  Option.

     [ ] the legal representative of the estate of the original recipient of the Option.

     [ ]  the  legal  guardian  of  the  original  recipient  of  the Option.

(3) The Option to which this election relates was issued under the Nicolet Bankshares, Inc. 2002 Stock Incentive Plan (the "Plan") in the name of
                                for  the purchase of a total of           shares
     --------------------------                                 ---------
     of  Common  Stock  of the Company. This election relates to
                                                                 ---------------
     shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4) In connection with any exercise of the Option with respect to the Common Stock, I hereby elect:

     [ ] to have certain of the shares issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

     [ ] to tender shares held by me for a period of at least six (6) months prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.

     The shares to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.


                             Exhibit 2 - Page 1 of 2

(5) This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

(6) I understand that this Withholding Election may not be revised, amended or revoked by me.

(7) I further understand that, if applicable, the Company shall withhold from the shares a whole number of shares having the value specified in Paragraph 4 above.

(8) The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

(9) Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.


Dated:
      ---------------------------      -----------------------------------------
                                       Signature

---------------------------------      -----------------------------------------
Social Security Number                 Name (Printed)

                                       -----------------------------------------
                                       Street Address

                                       -----------------------------------------
                                       City, State, Zip Code


                             Exhibit 2 - Page 2 of 2

                                   SCHEDULE 1
                                VESTING SCHEDULE
                          INCENTIVE STOCK OPTION AWARD
                             ISSUED PURSUANT TO THE
                            NICOLET BANKSHARES, INC.
                            2002 STOCK INCENTIVE PLAN



A. The Option Shares shall become vested Option Shares following completion of the years of service as an employee of the Company or any Parent or Subsidiary as indicated in the schedule below.

          Percentage of Option Shares               Years of Service After
          Which are Vested Shares                   the Grant Date
          -----------------------                   --------------

                    33 1/3%                                1
                    66 2/3%                                2
                    100%                                   3

B. Notwithstanding Part A, in the event of a Change in Control subsequent to the third anniversary of the date the Bank opened for business, the Option will be fully vested as of a date determined by the Committee which is no less than thirty (30) days prior to the effective date of the Change in Control.

C. For purposes of the Vesting Schedule, Optionee shall be granted a year of service for each twelve-consecutive-month period following the grant date and during which Optionee continues, at all times, as an employee of the Company or any Parent or Subsidiary.


                             Schedule 1 - Page 1 of 1

                         NONQUALIFIED STOCK OPTION AWARD
                    PURSUANT TO THE NICOLET BANKSHARES, INC.
                            2002 STOCK INCENTIVE PLAN

     THIS AWARD is made as of the Grant Date by NICOLET BANKSHARES, INC. (the "Company") to (the "Optionee").

     Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee a nonqualified stock option (the "Option"), as described below, to purchase the Option Shares.

     A.   Grant Date:                              .
                     ------------------------------

     B.   Type  of  Option:  Nonqualified  Stock  Option.

     C. Plan under which granted: Nicolet Bankshares, Inc. 2002 Stock Incentive Plan.

     D.   Option  Shares:  All or any part of       shares of the Company's $.01
                                              ------
          par value common stock (the "Common Stock"), subject to adjustment as provided in the attached Terms and Conditions.

     E. Exercise Price: $10.00 per share, subject to adjustment as provided in the attached Terms and Conditions.

     F. Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends, generally, on the earliest of (a) the tenth (10th) anniversary of the Grant Date; (b) three (3) months following the date the Optionee ceases to be an employee of the Company (including any Parent or Subsidiary) except as provided under clause (c); or (c) one (1) year following the date the Optionee ceases to be an employee of the Company (including any Parent or Subsidiary) due to death or Disability; provided that the Option may be exercised as to no more than the vested Option Shares, determined pursuant to the Vesting Schedule. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

     G. Vesting Schedule: The Option Shares shall become vested in accordance with Schedule 1 hereto.

     IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.

                                   NICOLET BANKSHARES, INC.

                                   By:
                                      --------------------------------------

                                   Title:
                                         -----------------------------------

                              TERMS AND CONDITIONS
                                     TO THE
                         NONQUALIFIED STOCK OPTION AWARD
                    PURSUANT TO THE NICOLET BANKSHARES, INC.
                            2002 STOCK INCENTIVE PLAN


     1.   Exercise  of  Option.  Subject to the provisions provided herein or in
          --------------------
the  Award  made  pursuant  to the Nicolet Bankshares, Inc. 2002 Stock Incentive
Plan:

          (a) the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as
     Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option; and

          (b) payment to the Company of the Exercise Price multiplied by the number of Option Shares being purchased (the "Purchase Price") as provided in Section 3.

          (c) Notwithstanding any other provision of this Agreement, in the event that the capital of the Company or the Bank falls below the minimum requirements determined by the primary federal regulator of the Company (the "Regulator"), the Regulator may direct the Company to require the Optionee to exercise, or otherwise forfeit, the Option in whole or in part. If the Regulator gives such direction, the Company will notify the Optionee within forty-five (45) days from the date the Regulator notifies the Company in writing that the Optionee must exercise, or otherwise forfeit, the Option in whole or in part. If the Optionee does not exercise the Option in accordance with the Company's direction within twenty-one (21) days of the Company's notification to the Optionee, the Committee may provide for the cancellation of the Option.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and any tax withholding liability, to the extent applicable, the Company shall cause to be issued a certificate representing the Option Shares purchased.

     2.   Withholding.  To  the  extent necessary, the Optionee must satisfy his
          -----------
federal, state, and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation (i) in cash; (ii) by tendering shares of Common Stock which have been owned by the Optionee for at least six (6) months prior to the date of exercise having a Fair Market Value equal to the withholding obligation;
(iii) by electing, irrevocably and in writing (the "Withholding Election"), to have the smallest number of whole shares of Common Stock withheld by the Company which, when multiplied by the Fair Market Value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of withholding tax; or (iv) by any combination of the above. Optionee may make a Withholding Election only if the following conditions are met:

          (a) the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed Notice of Withholding Election in substantially the form attached hereto as Exhibit 2; and

          (b) any Withholding Election will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

     3.   Purchase  Price.  Payment  of the Purchase Price for all Option Shares
          ---------------
purchased pursuant to the exercise of an Option shall be made in cash or certified check or, alternatively, if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

     4.  Rights  as  Shareholder.  Until  the  stock certificates reflecting the
         ----------------------
Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

     5.   Restriction  on  Transfer  of  Option and of Option Shares. The Option
          -----------------------------------------------------------
evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his Disability, by his personal representative) and after his death, only by his legatee or the executor of his estate.

     6.   Changes  in  Capitalization.
          ---------------------------

          (a) If the number of shares of Common Stock shall be increased or decreased by reason of a subdivision or combination of shares of Common Stock, the payment of a stock dividend in shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

          (b) If the Company shall be the surviving corporation in any merger consolidation, reorganization, extraordinary dividend, spin-off or other change in the capital structure of the Company, the Optionee shall be entitled to purchase the number and class of securities to which a holder of the number of shares of Common Stock subject to the Option at the time of the transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment, where appropriate, shall be made in the Exercise Price. In the event of a Change in Control or other corporate transaction pursuant to which the Company is not the surviving entity, the Committee may provide for the assumption of the Option by the surviving entity or the substitution of a new option, adjusted in a manner similar to that contemplated by the immediately preceding sentence; however, if the surviving entity does not agree to the assumption or substitution of the Option, the Committee may elect to terminate the Option Period as of the effective date of the Change in Control in consideration of the payment to the Optionee of the sum of the difference between the then aggregate Fair Market Value of the Common Stock and the aggregate Exercise Price for each vested Option Share which has not been exercised as of the effective date of the Change in Control. A dissolution or liquidation of the Company shall cause the Option to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation.

          (c) The existence of the Plan and the Option granted pursuant to this Agreement shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

     7.   Special  Limitation  on  Exercise. No purported exercise of the Option
          ---------------------------------
shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option exercise, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option
Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

     8.   Legend  on  Stock  Certificates.  Certificates  evidencing  the Option
          -------------------------------
Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

     9.   Governing  Laws.  This  Award  and  the  Terms and Conditions shall be
          ---------------
construed, administered and enforced according to the laws of the State of Wisconsin.

     10.  Successors.  This  Award  and  the  Terms  and  Conditions  shall  be
          ----------
binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.

     11.  Notice.  Except  as  otherwise  specified  herein,  all  notices  and
          ------
other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

     12.  Severability.  In  the  event  that  any one or more of the provisions
          ------------
or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

     13.  Entire  Agreement.  Subject  to  the terms and conditions of the Plan,
          -----------------
the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

     14.  Violation.  Any  transfer,  pledge,  sale,  assignment,  or
          ---------
hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

     15.  Headings  and  Capitalized  Terms.  Section  headings  used herein are
          ---------------------------------
for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

     16.  Specific  Performance.  In  the  event  of  any  actual  or threatened
          ---------------------
default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

     17.  No  Right  to  Continued  Retention.  Neither the establishment of the
          ------------------------------------
Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment with the Company or any affiliate.

                                    EXHIBIT 1
                                    ---------


                              NOTICE OF EXERCISE OF
                            STOCK OPTION TO PURCHASE
                                 COMMON STOCK OF
                            NICOLET BANKSHARES, INC.


                                      Name
                                          --------------------------------
                                      Address
                                             -----------------------------

                                      ------------------------------------
                                      Date
                                          --------------------------------

Nicolet Bankshares, Inc.
Post Office Box 23900
Green  Bay,  Wisconsin  54305-3900
Attn: President

Re:  Exercise  of  Nonqualified  Stock  Option

Ladies and Gentlemen:

     Subject to acceptance hereof by Nicolet Bankshares, Inc. (the "Company") and pursuant to the provisions of the Nicolet Bankshares, Inc. 2002 Stock Incentive Plan (the "Plan"), I hereby give notice of my election to exercise
options  granted  to me to purchase                shares of Common Stock of the
                                    --------------
Company  under  the  Nonqualified  Stock  Option Award (the "Award") dated as of
            .  The  purchase  shall  take  place  as  of            , 200   (the
------------                                             -----------     --
"Exercise  Date").

     On or before the Exercise Date, I will pay the applicable purchase price as follows:


          [ ]  by  delivery of cash or a certified check for $           for
                                                              -----------
               the  full  purchase  price  payable  to  the  order  of  Nicolet
               Bankshares,  Inc.

          [ ] by delivery of the purchase price by _________________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

     The required federal, state and local income tax withholding obligations, if any, on the exercise of the Award shall also be paid on or before the Exercise Date in cash or with previously owned shares of Common Stock, as provided in the Award, or in the manner provided in the


                             Exhibit 1 - Page 1 of 3

Withholding Election previously tendered or to be tendered to the Company no later than the Exercise Date.

     As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

     If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I hereby represent, warrant, covenant, and agree with the Company as follows:

     The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

     I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

     The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

     I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

     I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

     The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

     The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;


                             Exhibit 1 - Page 2 of 2

     I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

     I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

     I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

     The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

     I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Plan.


     Very truly yours,


     --------------------------------------

AGREED TO AND ACCEPTED:

NICOLET BANKSHARES, INC.

By:
   ---------------------------------------

Title:
      ------------------------------------

Number of Shares
Exercised:
          --------------------------------

Number of Shares
Remaining:                                            Date:
          --------------------------------                 ---------------------


                             Exhibit 1 - Page 3 of 2

                                    EXHIBIT 2
                                    ---------

                         NOTICE OF WITHHOLDING ELECTION
                            NICOLET BANKSHARES, INC.


TO:
       -------------------------------------------
FROM:
       -------------------------------------------

RE:    Withholding Election


This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1) My correct name and social security number and my current address are set forth at the end of this document.

(2)  I  am  (check  one,  whichever  is  applicable).

     [ ]  the  original  recipient  of  the  Option.

     [ ] the legal representative of the estate of the original recipient of the Option.

     [ ]  the  legal  guardian  of  the  original  recipient  of  the Option.

(3) The Option to which this election relates was issued under the Nicolet Bankshares, Inc. 2002 Stock Incentive Plan (the "Plan") in the name of
                                for  the purchase of a total of           shares
     --------------------------                                 ---------
     of Common Stock of the Company. This election relates to _______________ shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4) In connection with any exercise of the Option with respect to the Common Stock, I hereby elect:

     [ ] to have certain of the shares issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

     [ ] to tender shares held by me for a period of at least six (6) months prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.

     The shares to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.


                             Exhibit 2 - Page 1 of 2

(5) This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

(6) I understand that this Withholding Election may not be revised, amended or revoked by me.

(7) I further understand that, if applicable, the Company shall withhold from the shares a whole number of shares having the value specified in Paragraph 4 above.

(8) The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

(9) Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.


Dated:
      ---------------------------      -----------------------------------------
                                       Signature

---------------------------------      -----------------------------------------
Social Security Number                 Name (Printed)

                                       -----------------------------------------
                                       Street Address

                                       -----------------------------------------
                                       City, State, Zip Code


                             Exhibit 2 - Page 2 of 2

                                   SCHEDULE 1
                                VESTING SCHEDULE
                         NONQUALIFIED STOCK OPTION AWARD
                             ISSUED PURSUANT TO THE
                            NICOLET BANKSHARES, INC.
                            2002 STOCK INCENTIVE PLAN



A. The Option Shares shall become vested Option Shares following completion of the years of service as an employee of the Company or any Parent or Subsidiary as indicated in the schedule below.

          Percentage of Option Shares              Years of Service After
          Which are Vested Shares                  the Grant Date
          --------------------------               ----------------------

                   33 1/3%                                   1
                   66 2/3%                                   2
                   100%                                      3

B. Notwithstanding Part A, in the event of a Change in Control subsequent to the third anniversary of the date the Bank opened for business, the Option will be fully vested as of a date determined by the Committee which is no less than thirty (30) days prior to the effective date of the Change in Control.

C. For purposes of the Vesting Schedule, Optionee shall be granted a year of service for each twelve-consecutive-month period following the grant date and during which Optionee continues, at all times, as an employee of the Company or any Parent or Subsidiary.


                            Schedule 1 - Page 1 of 1